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Exhibit 32

CERTIFICATION OF CEO AND CFO
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned hereby certifies, in his capacity as an officer of California Water Service Group, that the Annual Report of California Water Service Group on Form 10-K for the period ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of California Water Service Group.

Date: February 27, 2014	By:	/s/ MARTIN A. KROPELNICKI MARTIN A. KROPELNICKI Chief Executive Officer California Water Service Group
Date: February 27, 2014	By:	/s/ THOMAS F. SMEGAL III THOMAS F. SMEGAL III Chief Financial Officer California Water Service Group

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  Exhibit 32
CERTIFICATION OF CEO AND CFO PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002